WITHOUT PAR VALUE

29073

NUMBER

0009263

InnSuites Hospitality Trust

SHARES

*******2000***

AN OHIO UNINCORPORATED REAL ESTATE INVESTMENT TRUST

CUSIP NO. 457919 10 8

0001000424

*******2000******
********2000*****
*********2000****
**********2000***
***********2000**
************2000*

This Certifies that

*** RESTRICTED SECURITIES ***

is the registered holder of

TWO THOUSAND

FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST WITHOUT PAR VALUE, IN

InnSuites Hospitality Trust (the "Trust"), an Ohio unincorporated real estate investment trust established by a Declaration of Trust dated April 28, 1971, as amended from time to time, a copy of which, together with all amendments thereto, is on file with the Secretary of State of the State of Ohio. The provisions of the Declaration of trust are hereby incorporated in and made a part of this certificate as fully as if set forth herein in their entirety, to all of which provisions the holder and every transferee or assignee hereof by accepting or holding the same agrees to be bound. ***SEE REVERSE FOR EXISTENCE OF REDEMPTION AND PROHIBITION OF TRANSFER PROVISIONS GOVERNING THE SHARES REPRESENTED BY THIS CERTIFICATE.*** *This certificate and the shares represented hereby are negotiable and transferable on the books of the Trust by the registered holder hereof in person or by attorney upon surrender of this certificate properly endorsed or assigned to the same extent as a stock certificate and the shares represented thereby of an Ohio corporation for profit. This certificate is issued by the Trustees of the Trust, acting not individually but as such Trustees, and its not valid until countersigned by the Transfer Agent and registered by the Registrar.*

WITNESS the facsimile seal of the Trust and the facsimile signatures of its duly authorized representatives.

COUNTERSIGNED AND REGISTERED BY
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC.
AUTHORIZED SIGNATURE

Dated: MAY 15, 2023

29073000315
PINTH

Mark Berg, Secretary

InnSuites Hospitality Trust
CORPORATE
Seal
1971
OHIO

Pamela Barnhill, President